UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report: October 28, 2009
DOLE FOOD COMPANY, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-4455	99-0035300

(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)
One Dole Drive
Westlake Village, California 91362
(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code: (818) 879-6600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-3.1
EX-3.2

Section 5. Corporate Governance and Management
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On October 28, 2009, Dole Food Company, Inc. amended and restated its certificate of incorporation and its bylaws in connection with the initial public offering of its common stock, which closed on October 28, 2009. The amended and restated certificate of incorporation and amended and restated bylaws are Exhibits 3.1 and 3.2 to this Form 8-K, respectively. The form of the amended and restated certificate of incorporation was previously filed as Exhibit 3.1(ii) to Amendment No. 5 to Dole’s Registration Statement on Form S-1, Registration Number 333-161345, such Amendment No. 5 having been filed with the Securities and Exchange Commission on October 20, 2009. The form of the amended and restated bylaws was previously filed as Exhibit 3.2(ii) to Amendment No. 1 to Dole’s Registration Statement on Form S-1, Registration Number 333-161345, such Amendment No. 1 having been filed with the Securities and Exchange Commission on September 18, 2009.
Section 8. Other Events
Item 8.01. Other Events
On October 26, 2009, Dole completed the previously disclosed redemption of all the outstanding $363 million principal amount of its 7.25% Senior Notes due 2010.
On October 28, 2009, Dole issued to the trustee under the indenture governing Dole’s 13.875% Senior Secured Notes due 2014 a notice of redemption for $122,466,000 principal amount of such notes, with redemption to occur on November 27, 2009, using net proceeds of Dole’s initial public offering of its common stock, which closed on October 28, 2009. Upon completion of this redemption, $227,437,000 principal amount of the 13.875% Senior Secured Notes due 2014 will remain outstanding.
On October 29, 2009, Dole issued to the trustee under the indenture governing Dole’s 8.875% Senior Notes due 2011 a notice of redemption for $130,000,000 principal amount of such notes, with redemption to occur on November 30, 2009, using net proceeds of Dole’s initial public offering of its common stock, which closed on October 28, 2009. Upon completion of this redemption, $70,000,000 million principal amount of the 8.875% Senior Notes due 2011 will remain outstanding.
Section 9. Financial Statement and Exhibits
Item 9.01. Financial Statements and Exhibits
(d) Exhibits:
3.1	Amended and Restated Certificate of Incorporation of Dole Food Company, Inc., effective October 28, 2009.

3.2	Amended and Restated Bylaws of Dole Food Company, Inc., effective October 28, 2009.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

October 29, 2009	Dole Food Company, Inc. Registrant
	By:	/s/ C. MICHAEL CARTER
C. Michael Carter
Executive Vice President, General Counsel and Corporate Secretary

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EXHIBIT INDEX

Exhibit
Number	Description
3.1*	Amended and Restated Certificate of Incorporation of Dole Food Company, Inc., effective October 28, 2009.

3.2*	Amended and Restated Bylaws of Dole Food Company, Inc., effective October 28, 2009.

*	Filed herewith

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